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                                                                EXHIBIT 10.23


February 23, 1993



Mr Charles Gelman                   and             Gelman Sciences Pty Ltd
Chairman & CEO                                       27 Sirius Road
Gelman Sciences Inc.                                 LANE COVE NSW 2066
600 South Wagner Road
Ann Arbor MI 48166-1448
UNITED STATES OF AMERICA


Dear Sir,

RE: SERVICE AGREEMENT

This is to confirm our recent agreement to extend the term of my engagement as Managing Director and Chief Operating Officer of Gelman Sciences Pty. Ltd.

The terms of my service will continue to be governed by the Service Agreement dated June 19, 1984, with the exception that the term of the appointment provided for in Clause 1 shall be 3 years commencing on March 1, 1993.

Would you please indicate your agreement to this by signing at the foot of this letter where indicated and returning the original to me.

Yours faithfully,

A.P. Kelly

A.P. Kelly




Agreed:  /s/ Charles Gelman                 Agreed:  /s/ B. L. Holloway
         -------------------------                   -------------------------
         Gelman Sciences Inc.                        Gelman Sciences Pty. Ltd.
         Per: Charles Gelman                         Per: B. L. Holloway
         Chairman & CEO                              Director

Dated:   2-23-93                            Dated:   29/3/93
         -------------------------                   -------------------------